OPPENHEIMER U.S. GOVERNMENT TRUST
                     Supplement dated December 28, 2000 to the
                         Prospectus dated December 28, 2000


Class N shares of Oppenheimer U.S. Government Trust are currently not being offered for sale.



















December 28, 2000                                             PS0220.015